Exhibit 10.4

FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT is dated as of March 29, 2018 (this "Agreement") by and between, National Storage Affiliates Trust, a Maryland real estate investment trust (the "Company"), and Tamara D. Fischer (the "Executive").

RECITALS

WHEREAS, the undersigned are parties to that certain Employment Agreement dated as of April 28, 2015 (the "Employment Agreement"); and
WHEREAS, the parties hereto desire to amend the Employment Agreement on the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Employment Agreement as follows:
1.Amendment. The Employment Agreement is hereby amended effective July 1, 2018 by deleting references to "Executive Vice President" in Sections 2 and 6.1(b) of the Employment Agreement and replacing them with "President".

All other provisions of the Employment Agreement not amended herein remain unchanged and in full force and effect in accordance with their terms.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this amendment as of the day and year first above written.

COMPANY:

NATIONAL STORAGE AFFILIATES TRUST

By: /s/ Arlen D. Nordhagen
Name:    Arlen D. Nordhagen
Title:    Authorized Signatory

EXECUTIVE:

/s/ Tamara D. Fischer
Name: Tamara D. Fischer